Covered Assets and Loss Sharing Agreements - Summary of Carrying Value of Assets Covered by Loss Sharing Agreements (Detail) (USD $) In Thousands, unless otherwise specified	Jun. 30, 2014	Dec. 31, 2013	Dec. 31, 2012
Banking and Thrift [Abstract]
Loans, excluding allowance for loan losses	$ 326,523	$ 359,255	$ 478,176
OREO	29,840	27,299	50,555
Total Covered Assets	$ 356,363	$ 386,554	$ 528,731